UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):      April 30, 2003

                          MONARCH CASINO & RESORT, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                     0-22088                  88-0300760
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


     1175 W. Moana Lane, Suite 200
            Reno, NEVADA                                          89509
(Address of Principal Executive Offices)                        (Zip Code)



                                 (775)825-3355
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.02  Text of press release dated April 30, 2003.


ITEM 12. Disclosure of Results of Operations and Financial Condition

     On April 30, 2003, Monarch Casino & Resort, Inc. (the "Company") issued a press release announcing the Company's earnings for the first quarter ended March 31, 2003. The earnings press release is attached as Exhibit 99.02 to this Form 8-K.

     The earnings release contains non-GAAP financial measures. For purposes of regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the Statement of Income, Balance Sheet or Statement of Cash Flows (or equivalent statements) of the issuer, or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable financial measures.

     EBITDA is presented in the earnings release because management believes that it is of interest to its investors and is frequently used by analysts and others in the evaluation of companies in our industry.

     "EBITDA" consists of income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.














                                     -2-
                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MONARCH CASINO & RESORT, INC.
                                          (Registrant)


Date:    April 30, 2003                   By: /s/ Ben Farahi
                                              -------------------------------
                                          Name:   Ben Farahi
                                          Title:  Chief Financial Officer,
                                                  Treasurer and Secretary











































                                     -3-
                                                                 Exhibit 99.02

                                PRESS RELEASE

                    MONARCH CASINO & RESORT, INC. ANNOUNCES
                            FIRST QUARTER RESULTS


     RENO, NV - April 30, 2003 - Monarch Casino & Resort, Inc. (Nasdaq: MCRI) (the "Company"), owner and operator of Reno's Atlantis Casino Resort, today announced first quarter results for 2003. For the first quarter ended March 31, 2003 net income was $1,837,927, a 16.0% increase over net income of $1,585,084 during the same period last year. Net income per share (diluted) for the first quarter ended March 31, 2003 was $0.19, compared to last year's first quarter net income per share (diluted) of $0.17. Net revenue for the first quarter ended March 31, 2003 was $27,167,928, a 5.3% increase over the same period last year. EBITDA(1) for the first quarter ended March 31, 2003 was $6,115,358, an increase of 1.0% over the EBITDA of $6,053,300 for the first quarter ended March 31, 2002.

     The Company's results were driven by increases in all four revenue centers: Casino revenue ($17.7 million) grew 7.0%, hotel revenue ($4.7 million) grew 7.7%, food and beverage revenue ($8.2 million) grew 2.6%, and other revenue ($886 thousand) grew 6.6% over the same period in 2002.

     John Farahi, Monarch's Co-Chairman of the Board and Chief Executive Officer, said, "We are very pleased with our improvement over last year's first quarter numbers. These results speak for the quality of the Atlantis Casino Resort and our team members in a highly competitive environment. Additionally, we are encouraged that gaming revenues in the Reno market have shown modest growth through the first two months of 2003."

     Mr. Farahi's comments reflect the Reno market's slight resurgence through the first two months of 2003. According to figures published by the Nevada Gaming Control Board, casino revenues in the Reno market for January and February 2003 are up 5.8% over the same period last year. Figures for March have not yet been released.

     Monarch Casino & Resort, Inc. also announced today that the Company's 2003 Annual Meeting of Stockholders will be held on Thursday, June 12, 2003, at 10:00 a.m. local time, at the Company's Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada 89502. The record date for stockholders entitled to vote at the Annual Meeting is Friday, May 2, 2003.

     During the first quarter, the Company bought back 180,000 shares of its common stock pursuant to its stock repurchase program announced on March 10, 2003. The Company also paid down approximately a net amount of $4.3 million of its debt outstanding during the first quarter of 2003.

     A conference call discussing the Company's first quarter results will be hosted by John Farahi and Ben Farahi, Co-chairman and Chief Financial Officer, at 4:30 P.M. Eastern Time today. To listen in on the call, please dial (800) 341-2312 and enter passcode 9075, approximately five minutes prior to the start of the call to register. A replay of the call will be available until May 7, and it can be accessed by dialing (800) 756-3819, passcode 009075. A script of the conference call will also be available on the Company's website, www.monarchcasino.com, until May 7, 2003.

                                     -4-
     Monarch Casino & Resort, Inc., through its wholly-owned subsidiary, owns and operates the tropically-themed Atlantis Casino Resort in Reno, Nevada. The Atlantis is the closest hotel-casino to and is directly across the street from the Reno-Sparks Convention Center, which completed a $105-million expansion and renovation in August 2002. The Atlantis is recognizable due to its Sky Terrace, a unique structure rising approximately 55 feet from street level and spanning 160 feet across the street with no intermediate support pillars. The Sky Terrace connects the Atlantis to a 16-acre parcel of land owned by the Company, that is compliant with all casino zoning requirements and is suitable and available for future expansion of the Atlantis facilities and is currently being used by the Company as additional paved parking for the Atlantis. The existing Atlantis site, which offers almost 1,000 guest rooms in three contiguous high-rise hotel towers and a motor lodge, has been given city approval for an additional 500 hotel rooms with expansion of the casino and other amenities. The tropically-themed Atlantis features approximately 51,000 square feet of high-energy casino space with 37 table games and approximately 1,500 slot and video poker machines, a sports book, Keno and a poker room, and offers a variety of dining choices in the form of nine high-quality food outlets.

     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 which are subject to change, including, but not limited to, comments relating to (i) future operating performance, (ii) market share of the Company operations, (iii) the financial benefits that may result from future operations, (iv) the recent opening and impact on operations of the expanded convention center and (v) the improvement of the Reno gaming market. The actual results may differ materially from those described in any forward-looking statements. Additional information concerning potential factors that could affect the Company's financial results are included in the Company's Securities and Exchange Commission filings, which are available on the Company's web site.


Contacts:  Ben Farahi at (775) 825-3355 or benfarahi@monarchcasino.com
           Karl G. Brokmann at (775) 825-3355 or kbrokmann@monarchcasino.com

           For additional information visit Monarch's web site at
                             www.monarchcasino.com.




















                                     -5-
                        Monarch Casino & Resort, Inc.
                 Condensed Consolidated Statements of Income

                                              Three Months Ended
                                                   March 31,
                                          -------------------------
                                             2003          2002
                                          (Unaudited)   (Unaudited)
Revenues
  Casino................................ $ 17,739,705  $ 16,579,314
  Food and beverage.....................    8,211,408     8,003,566
  Hotel.................................    4,716,178     4,378,916
  Other.................................      885,745       830,603
                                         ------------  ------------
     Gross revenues.....................   31,553,036    29,792,399
  Less promotional allowances...........   (4,385,108)   (3,996,198)
                                         ------------  ------------
     Net revenues.......................   27,167,928    25,796,201
                                         ------------  ------------
Operating expenses
  Casino................................    7,126,103     6,537,794
  Food and beverage.....................    4,123,738     4,249,507
  Hotel.................................    1,645,979     1,517,613
  Other.................................      304,566       321,832
  Selling, general and administrative...    7,852,184     7,116,155
  Depreciation and amortization.........    2,600,409     2,546,902
                                         ------------  ------------
     Total operating expenses...........   23,652,979    22,289,803
                                         ------------  ------------
     Income from operations.............    3,514,949     3,506,398
                                         ------------  ------------
Other expense
  Interest expense, net.................     (731,222)   (1,117,990)
                                         ------------  ------------
     Total other........................     (731,222)   (1,117,990)
                                         ------------  ------------
     Income (loss) before income taxes..    2,783,727     2,388,408
Provision (benefit) for income taxes....      945,800       803,324
                                         ------------  ------------
     Net income (loss).................. $  1,837,927  $  1,585,084
                                         ============  ============

INCOME (LOSS) PER SHARE OF COMMON STOCK
Net income (loss)
     Basic..............................    $    0.19     $    0.17
     Diluted............................    $    0.19     $    0.17
  Weighted average number of
   common shares and potential
   common shares outstanding
     Basic..............................    9,468,308     9,436,275
     Diluted............................    9,503,599     9,502,697













                                     -6-
                        Monarch Casino & Resort, Inc.
                    Condensed Consolidated Balance Sheets

                                               ----------------------------
                                                 March 31,     December 31,
                                                   2003            2002
                                               ------------    ------------
ASSETS
Current assets
  Cash........................................$  7,515,340     $  9,961,484
  Receivables, net............................   2,670,248        2,724,726
  Inventories.................................     815,063          993,260
  Prepaid expenses............................   2,242,164        1,961,763
  Prepaid federal income tax..................          -           176,321
  Deferred income taxes.......................     492,457          492,457
                                              ------------     ------------
     Total current assets.....................  13,735,272       16,310,011
                                              ------------     ------------
Property and equipment
  Land........................................  10,339,530       10,339,530
  Land improvements...........................   3,226,913        3,191,371
  Buildings...................................  78,955,538       78,955,538
  Building improvements.......................   6,262,904        6,262,903
  Furniture and equipment.....................  58,806,477       58,086,570
                                              ------------     ------------
                                               157,591,362      156,835,912
  Less accumulated
   depreciation and amortization.............. (58,585,196)     (55,985,653)
                                              ------------    ------------
                                                99,006,166      100,850,259
                                              ------------     ------------
     Net property and equipment...............  99,006,166      100,850,259

Other assets, net.............................     271,424          319,817
                                              ------------     ------------
                                              $113,012,862     $117,480,087
                                              ============     ============

















                                     -7-
                 MONARCH CASINO & RESORT, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS

                                               ----------------------------
                                                 March 31,     December 31,
                                                   2003            2002
                                               ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Current maturities of long-term debt........ $  9,955,343    $  8,279,095
  Accounts payable............................    5,294,022       6,227,124
  Accrued expenses............................    5,672,936       6,146,440
  Federal income taxes payable.................      184,936              -
                                               ------------    ------------
     Total current liabilities................   21,107,237      20,652,659

Long-term debt, less current maturities.......   46,000,000      52,000,000
Deferred income taxes.........................    5,002,257       4,526,744

Commitments and contingencies

Stockholders' equity
  Preferred stock, $.01 par value, 10,000,000
   shares authorized; none issued.............           -               -
  Common stock, $.01 par value, 30,000,000
   shares authorized; 9,536,275 issued;
   9,436,275 outstanding......................       95,363          95,363
  Additional paid-in capital..................   17,458,217      17,381,517
  Treasury stock, at cost....................    (1,514,635)       (202,692)
  Retained earnings...........................   24,864,423      23,026,496
                                               ------------    ------------
     Total stockholders' equity...............   40,903,368      40,300,684
                                               ------------    ------------
                                               $113,012,862    $117,480,087
                                               ============    ============




















                                     -8-
                        Monarch Casino & Resort, Inc.
              Reconciliation of Income From Operations to EBITDA (1)

                                       Three Months Ended
                                            March 31,
                                     ----------------------
                                        2003        2002
                                     (unaudited) (unaudited)
                                     ----------- -----------
Income from Operations               $3,514,949  $3,506,398
Adjustments:
  Depreciation and Amortization       2,600,409   2,546,902
                                     ----------- -----------
EBITDA                               $6,115,358  $6,053,300
                                     =========== ===========


     (1) "EBITDA" consists of income from operations plus depreciation and amortization. EBITDA should not be construed as an alternative to operating income (as determined in accordance with generally accepted accounting principles) as an indicator of the Company's operating performance, or as an alternative to cash flows from operating activities (as determined in accordance with generally accepted accounting principles) as a measure of liquidity. This item enables comparison of the Company's performance with the performance of other companies that report EBITDA, although some companies do not calculate this measure in the same manner and therefore, the measure as presented, may not be comparable to similarly titled measures presented by other companies.





























                                     -9-